INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the registrant                        /x/
Filed by a party other than the registrant     / /
Check the appropriate box:

/ / Preliminary proxy statement

/ / Definitve proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         WILSHIRE OIL COMPANY OF TEXAS

- --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      WILSHIRE OIL COMPANY OF TEXAS
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or Rule
    14a-6(i)(2).

/ / $500 per each party per Exchange Act Rule 14a-6(i)(3), or Rule
    14a-6(i)(2).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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4) Proposed maximum aggregate value of transaction:

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5) Total Fee Paid:

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[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

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         2)  Form, Schedule or Registration Statement No.:

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         3)  Filing Party:

             ---------------------------------------------------------------
         4)  Date Filed:

             ---------------------------------------------------------------

                         WILSHIRE OIL COMPANY OF TEXAS
                               921 Bergen Avenue
                         Jersey City, New Jersey 07306

                                ---------------

                    Notice of Annual Meeting of Stockholders

                                ---------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of WILSHIRE OIL COMPANY OF TEXAS, a Delaware corporation (hereinafter called the "Company"), will be held at the Ramada Plaza Suite Hotel, 350 Route 3 West, Mill Creek Drive, Secaucus, New Jersey 07094 at 2:00 P.M. on Thursday, June 29, 1995, for the following purposes:

           (1) To elect 2 directors of the Company to serve until successors are elected and qualified.

           (2) To confirm the selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 31, 1995.

           (3)  To adopt the Company's 1995 Stock Option and Incentive Plan.

           (4) To adopt the Company's 1995 Non-Employee Director Stock Option Plan.

           (5) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 22, 1995, as the record date for the purpose of determining stockholders who are entitled to notice of and to vote at the meeting.

     * You are cordially invited to join us for lunch, prior to the meeting, at 12:45 P.M.

     Directions to the Ramada Plaza Suite Hotel are included on the back page of the Proxy Statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO UNITED STATES POSTAGE.

                                              By Order of the Board of Directors

                                                      [Insert Signature]


                                                        S. WILZIG IZAK
                                                        Chairman of the Board
Dated:  May 30, 1995

                         WILSHIRE OIL COMPANY OF TEXAS
                               921 Bergen Avenue
                         Jersey City, New Jersey 07306

                                ---------------

                         Annual Meeting of Stockholders
                                 June 29, 1995

                                ---------------


     This Proxy Statement and the accompanying form of proxy, which were first sent to stockholders on or about May 30, 1995, are submitted in connection with the solicitation of proxies for the Annual Meeting of Stockholders by the Board of Directors of Wilshire Oil Company of Texas (the "Company") to be held on June 29, 1995 at 2:00 P.M. or any adjournment thereof (the "Annual Meeting"). The close of business on May 22, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of May 22, 1995, 9,671,620 shares of common stock ($1.00 par value) of the Company ("Common Stock") were outstanding and entitled to vote at the Annual Meeting, each such share being entitled to one vote.

     A form of proxy is enclosed designating Dr. William J. Schwartz and Milton Donnenberg as proxies to vote shares at the Annual Meeting. Each proxy in that form properly signed and received prior to the meeting will be voted as specified in the proxy or if not specified, for the election as directors of those nominees named in this Proxy Statement, for confirmation of the appointment of Arthur Andersen LLP as the Company's independent public accountants, for adoption of the Company's 1995 Stock Option and Incentive Plan and for adoption of the Company's 1995 Non-Employee Director Stock Option Plan. Should any nominee for director named in this Proxy Statement become unavailable for election, which is not anticipated, it is intended that the persons acting under the proxies will vote for the election in his stead of such other person as may be nominated by the Board of Directors.

     The Board of Directors of the Company knows of no matters which are to be presented for consideration at the Annual Meeting other than those specifically described in the Notice of Annual Meeting of Stockholders, but if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

     Each stockholder who returns a proxy on the enclosed form has the right to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any shareholder may attend the Annual Meeting and vote in person whether or not he has previously given a proxy.

     The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The votes of stockholders present in person or represented by proxy at the Annual Meeting will be tabulated by inspectors of election appointed by the Company. The nominees for director receiving a plurality of votes cast at the Annual Meeting will be elected directors. Broker non-votes will not be treated as a vote for or against any particular director and will not affect the outcome of the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is necessary for confirmation of the selection of Arthur Andersen LLP as the Company's accountants for the year ending December 31, 1995 and for adoption of both the 1995 Stock Option and Incentive Plan and the 1995 Non-Employee Director Stock Option Plan. Since abstentions will be considered in the determination of the number of shares present in person or by proxy at the Annual Meeting, abstentions will have the same effect as a vote against these three proposals. Broker non-votes will have no effect on the adoption of these three proposals.

     The cost of soliciting the proxies to which this Proxy Statement relates will be borne by the Company. In following up the original solicitation of proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and will reimburse them for their expenses. In addition to the use of the mail, and without additional compensation therefor, proxies may be solicitated in person or by telephone, facsimile or telegram by officers and regular employees of the Company.

Voting Securities and Principal Holders Thereof

     Based on information available to the Company, the Company believes that the following persons held beneficial ownership of more than five percent of the outstanding Common Stock as of March 31, 1995:

Name and Address                          Amount and Nature of         Percent
of Beneficial Owner                       Beneficial Ownership        of Class
- -------------------                       --------------------        --------

Siggi B. Wilzig ........................       1,196,400(1)            12.08%
  921 Bergen Avenue
  Jersey City, New Jersey 07306

Dimensional Fund Advisors, Inc. ........         612,024(2)             6.33%
  1299 Ocean Avenue, Suite 650
  Santa Monica, CA 90401

- ---------------
(1) Includes 230,324 shares of Common Stock that could be obtained by Mr. Wilzig on the exercise of stock options exercisable within 60 days of March 31, 1995. Mr. Wilzig, former Chairman and President of the Company, serves as the Senior Consultant to the Company at a remuneration of $90,000 per year. His duties include financial and personnel matters, purchases and sales and other transactions with respect to the Company's assets.

(2) Pursuant to a filing with the Securities and Exchange Commission which reported beneficial ownership as of December 31, 1994, Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 612,024 shares of Common Stock, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.


          BOARD OF DIRECTORS AND ITS COMMITTEES; DIRECTOR COMPENSATION

     The Company is incorporated under the laws of the State of Delaware. The interests of stockholders of the Company are represented by the Board of Directors, which oversees the business and management of the Company. This solicitation of proxies is intended to give all stockholders the opportunity to vote for the persons who are to be their representatives, as directors, in the governance of the Company.

     The Company's Restated Certificate of Incorporation and By-Laws provide for an eight member Board of Directors divided into three classes of directors serving staggered three-year terms. The term of office of directors in Class III expires at the 1995 Annual Meeting, Class I at the next succeeding Annual Meeting and Class II at the following succeeding Annual Meeting. Two Class III nominees are named in this Proxy Statement.

     The Board of Directors of the Company holds periodic meetings as necessary to deal with matters which it must consider. During 1994, the Board met a total of six times. All directors attended at least 75% of the meetings of the Board and Committees on which they served.

     The Board of Directors has an Executive Committee which consists of Ira Braun, Ernest Wachtel, Sherry Wilzig Izak and Sam Halpern. This Committee may exercise all authority of the full Board with the exception of specified limitations relating to major corporate matters. The Executive Committee met three times during the past year.

     The Board of Directors appoints an Audit Committee, comprised entirely of directors who are not officers of the Company. The members of the Audit Committee are Messrs. Milton Donnenberg,Eric J. Schmertz, William J. Schwartz and Joseph K. Schwartz. The duties of the Audit Committee include recommending to the Board the selection of independent public accountants and reviewing their compensation and conferring with the independent public accountants and certain officers of the Company to ensure the adequacy of the Company's internal controls. During the past year, the Audit Committee met once.

     The Board of Directors of the Company does not have a Nominating Committee or a Compensation Committee, but the functions which would be performed by such committees are performed by the Board. The Board has a Stock Option Committee, which administers the Company's stock option plans. This Committee, comprised of Ira Braun, Milton Donnenberg, Joseph K. Schwartz and Ernest Wachtel, met once during the past year. The Board will consider nominations for directors by stockholders. For purposes of the 1996 Annual Meeting of Stockholders, such nominations should be submitted in writing by November 30, 1995 to the Company's Secretary.

     Each director other than Sherry Wilzig Izak receives an annual fee of $10,000. Members of the Executive Committee other than Sherry Wilzig Izak also receive an annual fee of $4,000 and members of the Audit Committee and Stock Option Committee also receive an annual fee of $2,000.

                       PROPOSAL 1--ELECTION OF DIRECTORS

     Two directors, constituting the Class III Directors, are to be elected at the 1995 Annual Meeting for three-year terms expiring in 1998. There is no cumulative voting; accordingly, proxies cannot be voted for more than two nominees. The Board's nominees are Dr. Ira F. Braun and Ernest Wachtel.

     The information provided below with respect to director nominees and present directors includes (1) name, (2) class, (3) principal occupation, business experience during the past five years and age, (4) the year in which he or she became a director and (5) number and percentage of shares of Common Stock of the Company beneficially owned. This information has been furnished by the directors.

                                                                                                  Shares of
                                                                                                 Common Stock
                                                                                        Year     Beneficially
                                                                                       Became      Owned on
                                                                                      Director  March 31, 1995
                                               Principal Occupation                    of the   and Percentage
Name                           Class                and Age (a)                       Company    of Class (b)
- ----                           -----           --------------------                   -------   ---------------

Dr. Ira F. Braun ........       III    Director of Neuro Interventional                 1981          11,867
                                         Radiology, Miami Vascular Institute;                         (0.12%)
                                         Clinical Professor of Radiology,
                                         University of Miami; prior thereto
                                         at Medical College of Virginia. Age 45.

Milton Donnenberg........        II    President, Milton Donnenberg Assoc.,             1981          11,806
                                         Realty Management, Carlstadt, N.J.                           (0.12%)
                                         Age 72.

Sam Halpern..............         I    President, Atlantic Realty Corp.,                1983          42,649
                                         Builders and Developers,                                     (0.44%)
                                         Woodbridge, N.J. Age 74.

Sherry Wilzig Izak......         II    Chairman of the Board since                      1987          80,052 (c)
                                         September 20, 1990; Chief                                    (0.82%)
                                         Executive Officer since May
                                         1991; Executive Vice President
                                         (1987-1990); prior thereto, Senior
                                         Vice President. Age 36.

                                       3

                                                                                                  Shares of
                                                                                                 Common Stock
                                                                                        Year     Beneficially
                                                                                       Became      Owned on
                                                                                      Director  March 31, 1995
                                               Principal Occupation                    of the   and Percentage
Name                           Class                and Age (a)                       Company    of Class (b)
- ----                           -----           --------------------                   -------   ---------------

Eric J. Schmertz, Esq. ...       I    Of Counsel to the law firm of Rivkin,            1983          12,542
                                        Radler & Kremer since July 1,                                (0.13%)
                                        1989. Edward F. Carlough
                                        Distinguished Professor and
                                        formerly Dean, Hofstra University
                                        School of Law, Hempstead, N.Y.
                                        Age 69.

Joseph K. Schwartz .......      II    President, Joseph K. Schwartz, Inc.,             1981          15,598
                                        Realty and Insurance Brokers.                                (0.16%)
                                        Director, Ellenville Credit Union.
                                        Age 75.

Dr. William J. Schwartz ..       I    Chief of Ophthalmology, Good                       1983         138,506 (d)
                                        Samaritan Hospital, Suffern, N.Y.                            (1.43%)
                                        Age 50.

Ernest Wachtel ...........     III    President, Ellmax Corp., Builders                1970          85,623
                                        and Realty Investors, Elizabeth, N.J.                        (0.89%)
                                        Age 70.

- ----------
(a) No nominee or director is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940.

(b) The shares of the Company's Common Stock are owned directly and beneficially, and the holders have sole voting and investment power, except as otherwise noted.

(c) Includes 73,734 shares of stock that could be obtained by Sherry Wilzig Izak on the exercise of options exercisable within 60 days of March 31, 1995.

(d) Includes 26,032 shares of stock owned by a profit sharing plan, 27,052 shares owned by Dr. Schwartz' wife and 2,866 shares owned by or on behalf of Dr. Schwartz' children.

     At March 31, 1995, Steven A. Gelman, the only Named Officer (as defined below) who is not a director of the Company, beneficially owned 3,182 shares (or 0.03%) of Common Stock, all of which represent shares that could be obtained by Mr. Gelman on the exercise of options exercisable within 60 days of March 31, 1995. At March 31, 1995, all directors and executive officers as a group (ten persons) beneficially owned equity securities as follows:

                                                Amount
                                             Beneficially
      Title of Class                            Owned          Percent of Class
      --------------                           -------         ----------------
      Common Stock ($1.00 par value)           409,073*              4.19%

- ----------
* Includes 84,164 shares subject to options exercisable within 60 days of March 31, 1995.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table sets forth, for the years ended December 31, 1992, 1993 and 1994, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued by such entities for those years, to or with respect to the Chief Executive Officer of the Company and the only other executive officer of the Company whose salary and bonus during 1994 exceeded $100,000 (the "Named Officers"), for services rendered in all capacities during such period.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term
                                                Annual Compensation             Compensation
Name and Current                           -------------------------------     --------------         All Other
Principal Position               Year      Salary       Bonus     Other(a)     Options Granted     Compensation(b)
- ------------------               ----      ------       -----     --------     ---------------     ---------------


Sherry Wilzig Izak, ......       1994     $108,000     $14,000      --                --              $   180
Chairman and CEO                 1993       90,000        --        --                --                  173
                                 1992       90,000        --        --              15,000             14,167

Steven A. Gelman, .........      1994       93,333       7,000      --                --                  226
 Vice President and Controller   1993       61,875        --        --                --                  --
                                 1992         --          --        --               5,000(c)             --

- -----------

(a) During the periods covered, the Named Officers did not receive perquisites (i.e., personal benefits such as country club memberships or use of automobiles).

(b) $180 and $226 is the dollar value of insurance premiums paid by the Company in 1994 on term life insurance policies for Ms. Izak and Mr. Gelman, respectively.

(c) Mr. Gelman was granted options in 1992 while a consultant to the Company. Mr. Gelman's compensation reflects salary since April 1993, when he commenced employment with the Company. Fees received by Mr. Gelman as a consultant prior to April 1993 are not reflected in the table.

Stock Options

     No stock options were granted to the Named Officers under the Company's stock option plan ("Option Plan") or otherwise during the year ended December 31, 1994. None of the Named Officers exercised any stock options during 1994. The following table provides data regarding the number of shares covered by both exercisable and non-exercisable stock options held by the Named Officers at December 31, 1994. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of an existing option and $6.75, the closing sale price of the Company's Common Stock on the New York Stock Exchange on December 30, 1994.

                         Fiscal Year-End Option Values

                                                Number of
                                               Securities        Value of
                                               Underlying       Unexercised
                                               Unexercised     in-the-money
                                               Options at       Options at
                                                12/31/94         12/31/94
                                             -------------    -------------
                                              Exercisable/     Exercisable/
Name                                         Unexercisable    Unexercisable
- ----                                         -------------    -------------

Sherry Wilzig Izak .......................      73,734/         $204,055/
                                                11,830            14,880
Steven A. Gelman .........................       3,182/            3,341/
                                                 2,122             2,228

Performance Graph

     The following graph compares the cumulative total return on a hypothetical $100 investment made at the close of business on December 31, 1989 in (i) the Company's Common Stock, (ii) the Standard and Poors 500 Index, and (iii) the Dow Jones Oil--Secondary Index. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends and increases or decreases in market prices.


             Comparison of Five-Year Cumulative Total Returns
               Graphical Representation of Data Table Below


- --------------------------------------------------------------------------
                    1989      1990      1991      1992      1993      1994
- --------------------------------------------------------------------------
Wilshire            100       75        122       124       121       128
- --------------------------------------------------------------------------
S & P 500           100       97        126       136       149       151
- --------------------------------------------------------------------------
DJ Oil              100       83         82        82        91        88
- --------------------------------------------------------------------------

Board Report on Executive Compensation

     The Company does not have a separate Compensation Committee, and, therefore, decisions concerning the compensation of the Company's executive officers are made by the entire Board of Directors (other than decisions relating to the grant of stock options under the Company's stock option plan, which are made by the Stock Option Committee). Sherry Wilzig Izak, the Chief Executive Officer of the Company and a member of the Board of Directors, has abstained from all votes pertaining to her compensation. Pursuant to SEC rules designed to enhance disclosure of corporate policies concerning executive compensation, set forth below is a report submitted by the Board which addresses the Company's compensation policies for 1994 as they affected the Company's Chief Executive Officer and the Company's other executive officers.

     The goals of the Company's compensation policies pertaining to executive officers are to provide a competitive level of salary and other benefits to attract, retain and motivate highly qualified personnel, while balancing the desire for cost containment.

     The key element of the Company's short term compensation is salary. Executive officers receive performance and salary reviews each year. Salary increases are based on an evaluation of the extent to which the executive officer is deemed to have aided the Company in meeting its objectives.

     The Chief Executive Officer began drawing a salary at the time she assumed the responsibilities of the CEO in May 1991. The Chief Executive Officer requested the Board not to increase her salary during 1993. During 1994, the Board determined to increase the Chief Executive Officer's salary and to grant her a bonus, in light of her successful efforts in expanding and diversifying the Company's business. The salary of the other Named Officer was increased during 1994 as a result of his increased responsibilities at the Company. The Board does not use specific financial factors, such as earnings per share, in establishing base salaries for its executive officers. The Board believes that while salary should provide the Company's executive officers with suitable compensation, incentives to executives should be more closely tied to Company performance through emphasis on stock options rather than incremental pay increases.

     The Board believes that the key element in the Company's long term compensation of executive officers is a stock option plan. Since it had granted stock options to Ms. Izak and certain other executive officers in prior years, the Board's Stock Option Committee decided not to grant additional stock options to the Named Officers in 1994. Instead, it relied upon the incentives provided by previously granted options to provide long-term goals for these individuals. Since the Company's prior stock option plan has terminated, the Board has approved, subject to stockholder approval, the two stock option plans described in Proposals 3 and 4 contained in the Proxy Statement.

     During 1993, the Omnibus Reconciliation Act of 1933 was enacted. This Act includes potential limitations on the deductibility of compensation in excess of $1 million paid to the Company's five highest paid officers beginning in 1994. Based on preliminary regulations issued by the Internal Revenue Service and an analysis by the Company to date, the Company does not anticipate that compensation levels will reach the threshold described in this Act.

     The Board believes that its compensation policies balance the objectives of fostering the retention and motivation of qualified executive officers while striving to contain personnel costs.

                                                     Respectfully submitted,

                  Sherry Wilzig Izak                   Dr. Ira F. Braun
                  Milton Donnenberg                    Sam Halpern
                  Eric J. Schmertz                     Joseph K. Schwartz
                  Dr. William J. Schwartz              Ernest Wachtel

Compensation Committee Interlocks and Insider Participation

     The Company does not have a formal Compensation Committee. However, the entire Board of Directors performs the functions of such a Committee by establishing compensation policies. Sherry Wilzig Izak, the Company's Chief Executive Officer, is a member of the Board of Directors. She has abstained from all votes pertaining to her own compensation.

Section 16(a) Reporting

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and 10% shareholders to file with the Securities and Exchange Commission certain reports regarding such persons' ownership of the Company's securities. The Company is aware that Sherry Wilzig Izak, Chairman of the Board, and Siggi B. Wilzig, beneficial owner of more than 10% of the Company's outstanding Common Stock, did not file timely Form 5 reports for 1994. These forms, which reported the expiration of stock options, were inadvertently filed two days late.

Certain Relationships and Related Transactions

     During 1994, the Company acquired real estate properties from The Trust Company of New Jersey ("TCNJ") at an aggregate cost of $10.2 million. The purchase prices for these properties were based upon, among other things, independent MAI appraisals. The Company financed $8.7 million of the aggregate purchase price of these properties with mortgage loans from TCNJ at a weighted average effective interest rate of approximately 7.0% per annum. At March 31, 1995, the Company had mortgage loans payable to TCNJ in the aggregate principal amount of $28.0 million at a weighted average effective interest rate of approximately 7.1% per annum. At March 31, 1995, the Company also had term loans payable to TCNJ in the aggregate principal amount of $2.8 million, secured by marketable securities; such loans bear interest at the prime lending rate. During 1994, the Company purchased an additional $3 million of TCNJ preferred stock. Siggi B. Wilzig, whose shareholdings of the Company are described on page 2 hereof, is an officer, director and significant shareholder of TCNJ.

    PROPOSAL 2--CONFIRMATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors Recommends Approval of this Proposal

     The Board of Directors, acting upon the recommendation of the Audit Committee, has selected Arthur Andersen LLP to serve as the Company's independent public accountants for the year ending December 31, 1995 and the stockholders will be asked to confirm such selection at the Annual Meeting. Arthur Andersen LLP has audited the books and records of the Company for many years.

     Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting, to have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

     The Board of Directors has an Audit Committee which meets with the management of the Company and representatives of Arthur Andersen LLP. The activities of the Committee are discussed on page 3 of this Proxy Statement.

                               PROPOSALS 3 AND 4
                        PROPOSALS TO ADOPT THE COMPANY'S
                      1995 STOCK OPTION AND INCENTIVE PLAN
                                      AND
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Board of Directors previously maintained a stock option plan for employees and consultants. That plan has terminated, and no further options may be granted thereunder. The Company believes that a stock option plan is an important means by which the Company can attract and retain qualified individuals to perform services for the Company. Accordingly, the Board of Directors has approved, subject to shareholder approval, the 1995 Stock Option and Incentive Plan (the "Option Plan"). The Option Plan provides for the grant of stock options, stock appreciation rights and other awards to employees and consultants of the Company. The Board has also approved, subject to shareholder approval, the 1995 Non-Employee Director Stock Option Plan (the "Outside Director Plan"), to attract and retain qualified personnel to accept positions as outside directors of the Company.

     The following is a description of the Option Plan and the Outside Director Plan (collectively referred to as the "Plans"). Complete copies of both Plans are attached to this Proxy Statement as Exhibits A and B.

     The principal aspects of the Plans are as follows:

Purposes

     The purpose of the Option Plan is to encourage stock ownership by key employees and consultants of the Company, to provide additional incentive for them to promote the successful business operations of the Company, to encourage them to continue providing services to the Company, and to attract new employees and consultants of the Company.

     The purpose of the Outside Director Plan is to attract qualified personnel to accept positions of responsibility as directors of the Company, to provide incentives for persons to remain on the Board and to induce such persons to maximize the Company's performance during the terms of their Options.

Shares Available

     A total of 450,000 shares of Common Stock is available for the grant of awards pursuant to the Option Plan and a total of 150,000 shares of Common Stock is available for grant under the Outside Director Plan. Such amounts are subject to adjustment, as described below. Both Plans provide that shares may be either authorized but unissued shares or issued shares reacquired by the Company. No awards or options have been or will be granted under the Plans prior to the Annual Meeting.

Administration

     The Plans are each administered by a committee of the Board of Directors of the Company (the "Committee"). The Committee which administers the Option Plan consists of not less than two members of the Board. No member of the Board may serve on the Committee which administers the Option Plan if such member (i) is or has been granted or awarded stock, stock options or any other security of the Company or any of its affiliates pursuant to the Option Plan or any other plan of the Company (other than the Outside Director Plan) either while serving on the Committee or during the one year period prior to being appointed to the Committee; (ii) is an employee or former employee of the Company; or (iii) receives remuneration from the Company in any capacity other than as a director. Both Committees have the authority to manage, administer and interpret the Plans. The Committee which administers the Outside Director Plan initially will consist solely of Sherry Wilzig Izak, the only director who is not an outside director of the Company. The Outside Director Plan specifies the terms of the options granted thereunder. Accordingly, the Committee which administers the Outside Director Plan will have substantially less discretion than the Committee which administers the Option Plan.

     With respect to the Option Plan, the Committee will determine those employees and consultants of the Company who will receive stock options and other awards under such Plan, the types and amounts of such awards and the exercise prices of options to be granted under the Option Plan (subject to the terms of the Option Plan).

     Upon approval of the Plans by the stockholders at the Annual Meeting, the members of the Committee which administers the Option Plan will be Messrs. Braun, Donnenberg, Joseph K. Schwartz and Wachtel.

Eligibility

     Awards may be made under the Option Plan to all employees and consultants of the Company or any of its subsidiaries, provided that no employee or consultant may receive awards of or relating to more than 250,000 shares of Common Stock in the aggregate in any year. The only persons who will be eligible to receive options under the Outside Director Plan are persons who constitute "Outside Directors" (i.e., directors who are not employees or consultants of the Company or any of its subsidiaries and have not been employees or consultants for a period of twelve months).

     The Company is unable to determine at the present time the identity or number of key employees and consultants who may be granted awards under the Option Plan. It is contemplated that Dr. Braun, Dr. Schwartz and Messrs. Donnenberg, Halpern, Schmertz, Schwartz and Wachtel will qualify for the grant of stock options under the Outside Director Plan upon approval of the Outside Director Plan by the stockholders at the Annual Meeting. Although the current Board of Directors includes the seven Outside Directors listed above and the Company has no present plans to increase the number of Outside Directors on the Board, the Company is unable to determine at the present time the identity or number of Outside Directors who may be granted options under the Outside Director Plan in the future.

Terms and Conditions of Stock Options and Other Awards
Granted Pursuant to the Plans

   Types of Options and Other Awards

     Options granted under the Option Plan may either be incentive stock options ("Incentive Stock Options") or non-qualified stock options ("Non-qualified Stock Options"). Incentive Stock Options and Non-qualified Stock Options are collectively referred to as "Options". All Options granted under the Outside Director Plan will be Non-qualified Stock Options. Incentive Stock Options are designed to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Income Tax Consequences". The determination of whether a particular Option granted under the Option Plan is an Incentive Stock Option or a Non-qualified Stock Option will be made by the Committee at the time of grant.

     Under the Option Plan, the Committee may also grant stock appreciation rights ("Stock Appreciation Rights" or "SARs"), which may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs"); shares of Common Stock which are subject to various restrictions ("Restricted Shares"); units representing shares of Common Stock ("Performance Shares"); units which do not represent shares of Common Stock but which may be paid in the form of Common Stock ("Performance Units"); and shares of Common Stock that are not subject to any conditions as to vesting ("Unrestricted Shares").

     Subject to the terms of the Outside Director Plan, each Outside Director will receive on each Anniversary Date (as defined), provided that such Outside Director has served as an Outside Director for at least one year prior to such Anniversary Date, a Non-qualified Stock Option grant to purchase 5,000 shares of Common Stock. An "Anniversary Date" means (i) with respect to each Outside Director who has served as an Outside Director for at least one year prior to the Company's Annual Meeting, June 29, 1995 (the date of the Annual Meeting) and June 29, 1996, provided such person continues to serve on the Board and (ii) with respect to each Outside Director who has not served as such for at least one year prior to the 1995 Annual Meeting, the first date on which such person has served as an Outside Director for one year and the next annual anniversary of such date, provided such person continues to serve on the Board. Accordingly, each Outside Director who meets the applicable requirements will receive two Option grants of 5,000 shares each, for an aggregate of 10,000 shares. No Outside Director shall be entitled to receive Options covering more than 10,000 shares of Common Stock pursuant to the Outside Director Plan. All Options granted to Outside Directors will vest in installments. See "Exercise of Options".

   Term of the Plans and Term of Options Granted Thereunder

     No Option may be granted under either Plan more than 10 years after such Plan was approved by the Board. An Option granted under the Outside Director Plan will cease to be exercisable 10 years after the date on which it is granted. The term of each Option granted under the Option Plan shall be determined by the Committee, provided that in no event will an Incentive Stock Option be exercisable after 10 years from the date it is granted or, in the case of an Incentive Stock Option granted to a person who owns more than 10% of the voting control of the Company (a "10% Stockholder"), five years from the date it is granted.

   Limitation on Grants of Incentive Stock Options

     The Fair Market Value (as defined in the Plans) of the Company's Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year may not exceed $100,000.

   Exercise of Options

     Unless the Committee administering the Option Plan establishes otherwise at the time of grant or thereafter or except as otherwise provided for in the respective Plans, each Option granted under the Option Plan and the Outside Director Plan is exercisable in annual installments of 20% per year, commencing one year after the date of grant. The Committee administering the Option Plan has the authority to accelerate the exercisability of all Options granted thereunder.

     For information concerning certain acceleration provisions, see "Mandatory Exercise; Acceleration" below.

   Exercise Price

     In general, the price at which shares of Common Stock will be purchased under a Non-qualified Stock Option granted under the Option Plan will be not less than 85% of the Fair Market Value (as defined) of such shares on the grant date. The Committee may also determine at the time of grant or at any later time while a Non-qualified Stock Option is exercisable that the Company will allow a credit against the Option exercise price (a "Right") in an amount equal to the increase of the Fair Market Value of the Common Stock at the exercise date over the Fair Market Value at the date that the Right is granted, but not to exceed the amount allowed to the Company as a federal tax deduction upon such exercise. Such Right will be applicable only toward the purchase price of shares of Common Stock. The price at which shares of Common Stock will be purchased under an Incentive Stock Option will be not less than the Fair Market Value of the shares on the grant date, provided that an Incentive Stock Option granted to a 10% Stockholder will be not less than 110% of the Fair Market Value of the Common Stock on the grant date. The exercise price of Options granted under the Outside Director Plan will be 100% of the Fair Market Value of such shares on the grant date. The closing sales price of a share of Common Stock on the New York Stock Exchange on May 24, 1995 was $6.25 per share.

     For purposes of the Plans, "Fair Market Value" is defined as the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange. If the Common Stock is not listed on that Exchange, "Fair Market Value" will mean such average on another national securities exchange or on the NASDAQ National Market System, or if such sales prices are not available, the average of the over-the-counter bid and asked prices for a share of the Common Stock, provided that if the Committee determines that the trading activity of the Common Stock does not constitute a representative market price, the Committee has the discretion to engage an independent party to determine Fair Market Value for this purpose. Payment on exercise of an Option under the Plans must be by bank cashier's check or by tender of a number of shares of Common Stock having a Fair Market Value equal to the exercise price times the number of shares being purchased, or a combination of the above. Under the Option Plan, the approach of utilizing shares to acquire shares can only be effected with the consent of the Committee.

   Exercise, Surrender or Exchange of SARs

     Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Committee. Upon exercise of all or a portion of Tandem SARs, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be canceled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Committee.

     Upon surrender of a Tandem SAR and the related unexercised Option, the recipient will be entitled to receive shares of Common Stock having an aggregate market price equal to (i) the market price of the shares subject to the unexercised Option, less (ii) the aggregate Option price specified in the Option (after giving effect to any related Rights). Upon surrender of a Nontandem SAR, the recipient will be entitled to receive shares of Common Stock having an aggregate market price equal to (i) the market price of the shares covered by the Nontandem SAR, less (ii) the aggregate base price of such shares specified by the Committee. The Committee, at its discretion, may cause all or any portion of the payment to be made in cash in lieu of Common Stock. Any fractional shares resulting from the exercise of an SAR will be paid in cash.

Restricted Shares

     Restricted Shares granted under the Option Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. The Committee may also impose additional restrictions on a recipient's right to dispose of or encumber Restricted Shares.

     It is intended that the vesting of Restricted Shares will be based upon performance goals established by the Committee.

     Holders of Restricted Shares may not exercise the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions.

     Any Restricted Shares granted to an employee or consultant shall be forfeited if the employee voluntarily terminates employment with the Company or its subsidiaries or resigns or the consultant voluntarily terminates his consultancy arrangement with the Company or if such employment or consultancy arrangement is terminated for cause, in each case prior to the expiration of the restricted period and the satisfaction of any other conditions applicable to such Restricted Shares. If the employee's employment or the consultant's consultancy arrangement terminates for any other reason, the Restricted Shares of such person shall be forfeited, unless the Committee determines otherwise.

Performance Shares and Performance Units

     The Committee may award Performance Shares equivalent to one share of Common Stock and Performance Units which will have a specified value or formula-based value at the end of a performance period. The Committee shall determine periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

     Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. It is intended that vesting of awards of Performance Shares and Performance Units will be based upon performance goals established by the Committee. The Committee may, at its discretion, permit vesting in the event performance objectives are partially met or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment for vested Performance Shares and Performance Units may be in cash, Common Stock or any combination thereof, as determined by the Committee.

     No voting or dividend rights attach to the Performance Shares; however, the Committee may credit a recipient's Performance Share account with additional shares equivalent to the Fair Market Value of any dividends on an equivalent number of shares of Common Stock.

Unrestricted Shares

     Unrestricted Shares may also be granted at the discretion of the Committee. No payment shall be required for Unrestricted Shares. While the grant of Unrestricted Shares is within the discretion of the Committee, it is the Company's intention that the grant of Unrestricted Shares will be utilized only in situations where the performance of an employee or consultant is of such benefit to the Company as to justify a stock bonus or in situations where providing the incentives associated with Unrestricted Shares would be in the best interests of the Company.

Termination of Employment or of Service on the Board

     In the event that the employment or consultancy arrangement of a person granted Options under the Option Plan or the service on the Board of Directors by an Outside Director granted Options under the Outside Director Plan is terminated for any reasons other than death, disability, retirement, cause or resignation, all such individual's Options will terminate three months after the date upon which such employment, consultancy arrangement or service on the Board terminates, as the case may be, but in any event not later than the date on which such Options otherwise terminate. In the event that such an optionee's employment, consultancy arrangement or service on the Board terminates by reason of death, disability or retirement, an Option exercisable by him shall terminate one year after the date of death, disability or retirement, but in any event not later than the date on which the Option would otherwise terminate. Options granted under the Plans may be exercised after termination only to the extent exercisable on the date of termination. If an optionee's employment, consultancy arrangement or service on the Board terminates for cause, or if the individual shall voluntarily terminate such relationship or resign, all of the individual's Options will terminate upon the date on which such employment, consultancy arrangement or Board service terminated. If the Company "Suspends" (as defined in the Option Plan) the employment of an employee, the Company will not be obligated to issue any shares upon the exercise by the employee of Options during the "Suspension Period" (as defined). If, at the conclusion of the Suspension Period, the Company terminates the employee's employment or the employee resigns or voluntarily terminates his employment, all exercises during the Suspension Period shall be deemed void. If, at the conclusion of the Suspension Period, the Company decides to continue the employment of the employee, the Company will deliver share certificates with respect to all Options which were properly exercised (but for the "Suspension") during the Suspension Period. The effect of termination on the exercisability of SARs is the same as described above with respect to the exercisability of Options.

Adjustments

     The number of shares available for the grant of outstanding awards under the Option Plan and the grant of Options under the Outside Director Plan, the number of shares to be covered by Options to be granted under the Outside Director Plan in the future, the number of shares covered by outstanding awards and Options and the exercise prices of outstanding Options will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other similar changes in the Company's capital stock.

Lapsed Options

     If any Option under the Plans should terminate for any reason without having been exercised in full, the unpurchased shares will become available for the grant of additional awards under the applicable Plan.

Mandatory Exercise; Acceleration

     In the event that the Company adopts a plan of reorganization pursuant to which it will merge into or sell its assets to another corporation or if the Company adopts a plan of complete liquidation, the Plans provide that the Company may give an optionee written notice requiring the individual either (a) to exercise the Option within 30 days after receipt of such notice, including all installments whether or not they would otherwise be exercisable, or (b) to surrender the Option or any unexercised portion thereof. Any portion of the Option which is not exercised in accordance with the provisions of the applicable Plan by the end of the 30 day period will automatically lapse and the optionee will have no further rights with respect to such Options.

     The Option Plan provides that in the event that a "Change in Control Event" (as defined) occurs, all Options which are held by persons who have been employed by the Company or have provided consulting services to the Company for a period of at least three years prior to the Change in Control Event shall become fully exercisable immediately and automatically upon the occurrence of the Change in Control Event. The Outside Director Plan provides that in the event of a Change in Control Event, all Options granted under the Outside Director Plan to persons who have served on the Company's Board of Directors for at least three years will become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event. The definition of "Change in Control Event" is identical in both of the Plans, and is set forth in the Exhibits to this Proxy Statement.

No Right of Employment or Service on the Board

     No provision in the Plans confers upon any optionee the right to continue in the employment of the Company, a consultancy arrangement or on the Board of Directors or affects any right which the Company may have to terminate the employment or consultancy arrangement of, or service on the Board by, an optionee.

Assignment

     Benefits under the Plans generally are not assignable or transferable other than by will or the laws of descent and distribution.

Termination, Amendment and Modification

     In general, the Board of Directors of the Company may at any time terminate or amend the Plans as it may deem advisable, except that no such termination or amendment shall deprive an optionee of any right which has accrued under the Plans.

Federal Income Tax Consequences

     BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE. OPTIONEES AND RECIPIENTS OF OTHER AWARDS GRANTED UNDER THE PLANS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS BEFORE EXERCISING AN OPTION OR AWARD OR DISPOSING OF ANY STOCK RECEIVED PURSUANT TO THE EXERCISE OF AN OPTION OR AWARD. IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE CODE AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

   Treatment of Options

     The Code treats Incentive Stock Option and Non-qualified Stock Options differently. However, as to both types of Options, no income will be recognized to the optionee at the time of the grant of the Options under the Plans, nor will the Company be entitled to a tax deduction at that time.

     Generally, upon exercise of a Non-qualified Stock Option, an optionee will be subject to ordinary income tax on the excess of the fair market value of the stock on the exercise date over the Option price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee's taxable year. The Company will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a Non-qualified Stock Option, tenders shares of Common Stock in partial or full payment of the Option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an Incentive Stock Option and the tender is within two years from the date of grant or one year after the date of exercise of the Incentive Stock Option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the Incentive Stock Option.

     For Incentive Stock Options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the "alternative minimum tax" will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which may be less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a "disqualifying disposition"), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term or short-term gain, depending upon whether the stock has been held for more than one year. If an optionee makes a disqualifying disposition, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

     In general, if an optionee, in exercising an Incentive Stock Option, tenders shares of Common Stock in partial or full payment of the Option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another Incentive Stock Option and the tender is within two years from the date of grant or one year after the date of exercise of the other Option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other Option.

     As noted above, the exercise of an Incentive Stock Option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an Option exceeds the exercise price of the Option will constitute an item of "adjustment" for purposes of determining the alternative minimum taxable income on which the alternative minimum tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

   Stock Appreciation Rights, Performance Shares and Performance Units

     There will be no federal income tax consequences to either the recipient or the Company upon the grant of a SAR, Performance Share or Performance Unit. Generally the recipient will recognize ordinary income upon the receipt of payment pursuant to a SAR, Performance Share or Performance Unit in an amount equal to the fair market value of the Common Stock and the aggregate amount of cash received. The Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the recipient's income.

   Restricted Shares

     Generally, absent an election to be taxed currently under Section 83(b) of the Code (a "Section 83(b) Election"), there will be no federal income tax consequences to either the recipient or the Company upon the grant of Restricted Shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the Restricted Shares, the recipient will recognize ordinary income and the Company generally will be entitled to a corresponding deduction equal to the fair market value of the

Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the Restricted Shares are received, the recipient will recognize an amount of ordinary income at the time of the receipt of the Restricted Shares and the Company generally will be entitled to a corresponding deduction equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

   Unrestricted Shares

     Generally, the recipient will recognize ordinary income upon the receipt of Unrestricted Shares in an amount equal to the fair market value of the Common Stock received. The Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the recipient's income if applicable withholding requirements are satisfied.

   Persons Subject to Liability Under Section 16(b) of the Exchange Act

     Special rules apply under the Code which may delay the timing and alter the amount of income recognized with respect to awards granted to persons subject to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such persons include directors, "officers" for purposes of
Section 16 of the Exchange Act and holders of more than 10% of the outstanding Common Stock.

   Limitations on the Company's Compensation Deduction

     As discussed in the "Board Report on Executive Compensation" contained herein, beginning in 1994, Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for such year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's stockholders and meets certain other criteria. To date, only proposed, and not final, Treasury Regulations have been issued with respect to Section 162(m) of the Code. The Company does not anticipate that compensation benefits for covered employees wil exceed this level. However, if the value of the Company's Common Stock appreciates, the Company may be limited by Section 162(m) of the Code in the amount of deductions it would otherwise be entitled to take with respect to awards under the Option Plan.

   Tax Withholding

     The Company, as and when appropriate, shall have the right to require each optionee purchasing shares of Common Stock to pay any federal, state or local taxes required by law to be withheld.

   Other

     The Plans are not subject to any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and are not qualified under Section 401 of the Code.

     The Board of Directors recommends a vote "FOR" Proposals 3 and 4.

                                 MISCELLANEOUS

     Submission of Stockholder Proposals--Any proposals of stockholders intended to be presented at the 1996 Annual Meeting must be received by the Company no later than January 30, 1996 for inclusion in the Company's Proxy Statement and form of proxy.

     The Annual Meeting is called for the specific purposes set forth in the notice of meeting. Management of the Company is not aware of any matters to be presented for action at the meeting other than the election of directors, confirmation of auditors and the adoption of the Plans. However, if any other matters are properly presented for action at the meeting or any adjournment thereof, the proxies are authorized to vote thereon in their discretion.

     We hope that you will attend the meeting of shareholders, and look forward to your presence. HOWEVER, EVEN THOUGH YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY. If you wish to change your vote or vote in person, your proxy may be revoked at any time prior to the time it is voted.



                                                       S. WILZIG IZAK
                                                       Chairman of the Board
Dated: May 30, 1995

     A copy of the Company's Annual Report for the year ended December 31, 1994, including financial statements, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

     The Company will provide without charge, to any shareholder of record who requests it, a copy of its Annual Report to the Securities and Exchange Commission on Form 10-K, including financial statements and the schedules thereto, for the year ended December 31, 1994. Requests for copies of the Form 10-K should be sent to: Wilshire Oil Company of Texas, Shareholder Relations Department, 921 Bergen Avenue, Jersey City, New Jersey 07306.

                                                                     Exhibit A

                         WILSHIRE OIL COMPANY OF TEXAS
                      1995 STOCK OPTION AND INCENTIVE PLAN

                                   ARTICLE 1

                      Establishment; Purpose; Definitions

     1.1 Establishment and Effective Date. Wilshire Oil Company of Texas, a Delaware corporation (the "Company" or "Wilshire"), hereby establishes a stock incentive plan to be known as the Wilshire Oil Company of Texas 1995 Stock Option and Incentive Plan (the "Plan"). The Plan shall become effective as of June 29, 1995, upon the approval of the Company's stockholders at the 1995 Annual Meeting of Stockholders.

     1.2 Purpose of the Plan. The purpose of the Plan is to encourage stock ownership by key employees and consultants of the Company, to provide additional incentive for them to promote the successful business operations of the Company, to encourage them to continue providing services to the Company, and to attract new employees and consultants of the Company.

     1.3 Definitions. As used in the Plan, unless the context requires otherwise, the following terms shall have the meanings specified hereinafter.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Change in Control Event" shall have the meaning ascribed to such term in Article 12 of the Plan.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall mean the committee of the Board of Directors provided for in Section 3.1 of the Plan.

          (e) "Common Stock" shall mean the Common Stock, par value $1.00 per share, of the Company, or, if another security is substituted for the Common Stock pursuant to the adjustment provisions of Article 8, such other security.

          (f) "Fair Market Value" shall mean the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange, or if the Common Stock is not listed thereon, on another national securities exchange or on the NASDAQ National Market System, whichever is applicable, on the Grant Date or other relevant date, or if such sales prices are not available, the average of the over-the-counter bid and asked prices for a share of the Common Stock on the Grant Date or other relevant date; provided, that if in the opinion of the Committee the trading activity of the Common Stock is deemed not to constitute a representative market price, the Committee shall have the discretion to engage an independent party to determine Fair Market Value for this purpose.

          (g) "Grant Date" shall mean the date on which an Option is granted.

          (h) "Option" shall mean the right to purchase one or more shares of Common Stock granted under Article 5 of the Plan.

          (i) "Optionee" shall mean a key employee or consultant to whom an Option has been granted under the Plan.

          (j) "Performance Shares" shall mean a grant of shares of Common Stock made pursuant to Article 14 of the Plan.

          (k) "Performance Units" shall mean a grant made pursuant to Article 15 of the Plan.

          (l) "Restricted Shares" shall mean a grant of shares of Common Stock made pursuant to Article 13 of the Plan.

          (m) "Retirement" shall mean (i) the termination of one's employment or consulting career or (ii) such other or related circumstances as shall result in the Committee's determining, in its discretion, that the termination of an employment or consulting relationship should be treated as a "Retirement" for purposes of the Plan.

          (n) "Stock Appreciation Right" shall mean a right granted under
     Article 6 of the Plan.

          (o) "Suspend", "Suspended" or "'Suspension", when referring to the employment of an Optionee, shall mean the reasonable determination by the Board of Directors or the Chairman or the President of the Company that the Optionee's performance of his duties or the Optionee's conduct warrants an investigation by management in order to determine whether or not the Optionee's employment should be terminated. The duties of an Optionee may but need not be limited by management while the Optionee's employment is so Suspended, and the Optionee will be deemed by management to be an employee who is not in good standing.

          (p) "Suspended Optionee" shall mean an Optionee whose employment has been suspended.

          (q) "Suspension Period" shall mean the time period beginning with the date on which the Board of Directors or Chairman or President of the Company makes its determination that an investigation of the Optionee is warranted and ending on the date the Company (i) terminates the employment of a Suspended Optionee or (ii) determines to continue the employment of a Suspended Optionee and terminate any investigation of such Optionee.

          (r) "Unrestricted Shares" shall mean a grant of shares of Common Stock made pursuant to Article 16 of the Plan.

                                   ARTICLE 2

                            Awards; Shares Available

     2.1. Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code; (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock which are restricted as provided in Article 13 hereof ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 14 hereof ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in
Article 15 hereof ("Performance Units"); and (vii) shares of Common Stock that are not subject to any conditions as to vesting ("Unrestricted Shares"), as described in Article 16 hereof.

     2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under the Plan is 450,000, subject to adjustment pursuant to Article 8 hereof. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine.

     2.3 Return of Prior Awards. As a condition to any award under the Plan, the Committee shall have the right, at its discretion, to require recipients to return to the Company awards previously granted under the Plan or any other stock option plan of the Company. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.

                                   ARTICLE 3

                                 Administration

     3.1 Committee. Awards shall be determined, and the Plan shall be administered, by a Committee as appointed from time to time by the Board from amongst its members, which Committee shall consist of not less than two (2) members of the Board. Except as permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), no member of the Board may serve on the Committee if such member: (i) is or has been granted or awarded stock, stock options, stock appreciation rights or any other equity security or derivative security of the Company or any of its affiliates pursuant to the Plan or any other plan of the Company or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee; (ii) is an employee or former employee of the Company; or (iii) receives remuneration from the Company, either directly or indirectly, in any capacity other than as a director.

     3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights, (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; and (vii) to determine the employees and consultants to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

     3.3 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all employees and consultants who have received awards under the Plan and all other interested persons.

     3.4 Liability; Indemnification. No member of the Committee shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent such indemnification is permitted by applicable law and to the extent such indemnification is provided in the Company's Certificate of Incorporation and By-laws, as amended from time to time, or under any agreement between any such member and the Company.

                                   ARTICLE 4

                                  Eligibility

     4.1 Criteria. Awards may be made to all employees and consultants of the Company or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee); provided, however, that (i) no employee or consultant may receive awards of or relating to more than 250,000 shares of Common Stock in the aggregate in any fiscal year of the Company and (ii) no consultant may be granted Incentive Stock Options unless the Code is amended to permit consultants to receive the tax advantages associated with "incentive stock options" under the Code. Subject to the immediately preceding sentence, awards may be made to a director of the Company who is not also a member of the Committee, provided that the director is also an employee or consultant of the Company. In determining the employees and consultants to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees and consultants, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

     4.2 Subsidiaries. As used herein, the term "subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Company owns, directly or indirectly, 50% or more of the economic interests. Notwithstanding the foregoing, only employees of the Company and any present or future corporation which is or may be a "subsidiary corporation" of the Company as such term is defined in Section 424(f) of the Code shall be eligible to receive Incentive Stock Options.

                                   ARTICLE 5

                                 Stock Options

     5.1 Option Grant. Options may be granted under the Plan for the purchase of shares of Common Stock. The Committee shall, from time to time, select the employees and consultants to whom Options will be granted and shall determine the number of shares to be covered by each Option and the option exercise price per share. Options shall be granted upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall determine, subject to the provisions of the Plan.

     5.2 Designation as Non-qualified Stock Option or Incentive Stock Option. In connection with any grant of Options, the Committee shall designate in the written agreement required pursuant to Article 10 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each. If no specification is made, the Option shall be deemed to be a Non-qualified Stock Option.

     5.3 Option Price. The price at which shares of Common Stock shall be purchased under a Non-qualified Stock Option shall not be less than 85% of the Fair Market Value of such shares on the Grant Date. The Committee may also determine at the time of grant or at any later time while the Non-qualified Stock Option is exercisable that the Company will allow a credit against the option exercise price (a "Right") of a Non-qualified Stock Option in an amount equal to the increase in the Fair Market Value of the Common Stock at the exercise date over the Fair Market Value at the date that the Right is granted, but not to exceed the amount allowed to the Company as a federal tax deduction upon such exercise. Under no circumstances may the exercise price of any Option be less than the par value of the Common Stock. Such Right will be applicable only towards the purchase price of shares of Common Stock. The price at which shares of Common Stock shall be purchased under an Incentive Stock Option shall be not less than the Fair Market Value of such shares on the Grant Date. In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or of a subsidiary (a "10% Stockholder"), the Option price shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The Option price so determined for any Option pursuant to this Section 5.3 shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Rights granted with respect to such Option.

     5.4 Limitation on Amount of Incentive Stock Options. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and any subsidiary) shall not exceed $100,000.

     5.5 Limitation on Time of Grant. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by the Board.

     5.6 Exercise of Options. Unless the Committee establishes otherwise at the time an Option is granted or thereafter, or except as provided by Articles 7, 9 and 12, (i) each Option shall be exercisable in annual installments, (ii) no Option shall be exercisable for one year after the Grant Date and (iii) thereafter, 20% of such Option shall first become exercisable on each of the first, second, third, fourth and fifth annual anniversary dates of the Grant Date. An Option may be exercised at any time and from time to time as to all or any part of the shares covered thereby at any time on or after the fifth annual anniversary of the Grant Date and thereafter until the term of such Option expires or otherwise ends. Notwithstanding the foregoing, an Incentive Stock Option granted to a 10% Stockholder will become fully exercisable four years and six months after the Grant Date. The Committee may accelerate the exercisability of any Option at any time.

     5.7 Method of Exercise. To the extent permitted by Section 5.6 above, Optionees may exercise their Options from time to time by giving written notice to the Company. The date of exercise shall be the date on which the Company receives an exercise notice. Such notice shall state the number of shares to be purchased and the desired closing date, which date shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the closing, the Company shall deliver to the Optionee (or other person entitled to exercise the Option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares against either (1) payment in full of the Option price for the number of shares to be delivered, by bank cashier's check, or (2) with the prior consent of the Committee, tender of a number of shares of Common Stock to the Company having a Fair Market Value (as of the date of closing) equal to the Option price times the number of shares being purchased or (3) a combination of (1) and (2). The Committee shall have no obligation to permit the tender of shares in payment of the Option price. If the Optionee (or other person entitled to exercise the Option) shall fail to accept delivery of and pay for all or any part of the shares specified in his notice when the Company shall tender such shares to him, his right to exercise the Option with respect to such unpurchased shares may be terminated by the Committee.

     5.8 Term. The term of each Option granted hereunder shall be determined by the Committee; provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten
(10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

     5.9 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, any related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.

                                   ARTICLE 6

                           Stock Appreciation Rights

     6.1 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 below. The base price of any Nontandem Stock Appreciation Rights shall be not less than 85% of the Fair Market Value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

     6.2 Limitations on Exercise. Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option); provided, however, if no such period is specified, a Tandem Stock Appreciation Right shall be exercisable only for the period that the related Option is exercisable. Upon the exercise of all or a portion of Tandem Stock

Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine.

     6.3 Surrender or Exchange of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Company unexercised the related Option, or any portion thereof, and, subject to Section 6.6, to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of
(i) the Fair Market Value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the Option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. In addition, the Optionee shall be entitled to receive an amount equal to any credit against the Option exercise price which would have been allowed had the Option, or portion thereof, been exercised. Cash shall be delivered in lieu of any fractional shares.

     6.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of Nontandem Stock Appreciation Rights shall, subject to Section 6.6, entitle the recipient to receive from the Company that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

     6.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Company shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, or (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

     6.6 Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

                                   ARTICLE 7

                                  Termination

     If the Company shall terminate the employment or consultancy arrangement of an Optionee or holder of Stock Appreciation Rights for any reason other than for cause or upon the conclusion of a Suspension Period, all such individual's Options and/or Stock Appreciation Rights shall terminate three months after the date upon which such employment or consultancy arrangement shall cease, but in any event, no later than the date upon which the respective Options and/or Stock Appreciation Rights expire. If the individual shall voluntarily terminate his employment or consultancy arrangement with the Company or resign, or if the Company shall terminate the employment or consultancy arrangement of an Optionee for cause, all such individual's Options and/or Stock Appreciation Rights shall terminate upon the date on which such employment or consultancy arrangement shall cease. If the Company shall Suspend the employment of an employee, the Company shall not be obligated to issue any shares upon the exercise by the employee of any Options held by him and shall not be obligated to settle any Stock Appreciation Rights of the employee if the exercise occurs during the Suspension Period. Any documents tendered by the employee to the Company during the Suspension Period pursuant to an exercise will not be deemed to be accepted by the Company during such Suspension Period, and any such exercise shall be governed by the provisions set forth in the following two sentences. If, at the conclusion of the Suspension Period, the Company shall terminate the employment of the Suspended Optionee or such Suspended Optionee shall resign or voluntarily terminate his employment with the Company, all such exercises shall be deemed void, and the Company will return to the employee any documents tendered to effect an exercise, including the purchase price, without interest. If, at the conclusion of the Suspension Period, the Company shall determine to continue the employment of the Suspended Optionee, the Company shall deliver share certificates to the Optionee and will settle all Stock Appreciation Rights with respect to all Options and Stock Appreciation Rights which were properly exercised (but for the Suspension) by the employee during the Suspension Period as promptly as practicable after the date the Suspension Period ends. If the employment or consultancy arrangement of an Optionee or holder of a Stock Appreciation Right shall terminate as a result of such individual's death, disability or Retirement, all such individual's Options and Stock Appreciation Rights shall (except as otherwise determined by the Committee) terminate one year after the date of termination, but in any event, not later than the date upon which the respective Options and Stock Appreciation Rights shall expire. During such period, the Options and/or Stock Appreciation Rights may be exercised by the Optionee or holder of Stock Appreciation Rights or his personal representatives, next of kin, executors or legatees, as the case may be. No exercise permitted by this Article 7 shall entitle an Optionee or holder of Stock Appreciation Rights or his personal representatives, next of kin, executors or legatees to exercise any portion of any Option and/or Stock Appreciation Rights beyond the extent to which such Option and/or Stock Appreciation Rights are exercisable pursuant to the provisions of this Plan on the date such individual's employment or consultancy arrangement with the Company terminates.

                                   ARTICLE 8

                          Changes in Capital Structure

     In the event that there is a change in the capitalization of the Company, such as by reason of a stock dividend, recapitalization, extraordinary dividend of cash or property, stock split-up, combination of shares, or other event which the Committee determines is dilutive, then appropriate adjustments shall be made by the Committee to the number and kind of shares reserved for issuance under the Plan. In addition, the Committee shall make appropriate adjustments to the number and kind of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Shares or Performance Shares and the purchase price per share thereunder shall be appropriately adjusted consistent with such change. In no event shall fractional shares be issued or issuable pursuant to any adjustment made under this Article 8. The determination of the Committee as to any adjustment shall be final and conclusive.

                                   ARTICLE 9

                               Mandatory Exercise

     Notwithstanding anything to the contrary set forth in this Plan, in the event that the Company should adopt a plan of reorganization pursuant to which it shall merge into, consolidate with, or sell its assets to, any other corporation or entity or if the Company should adopt a plan of complete liquidation, the Company may give an Optionee or holder of Stock Appreciation Rights written notice thereof requiring such Optionee or holder either (a) to exercise the Option or Stock Appreciation Rights within thirty days after receipt of such notice including all installments whether or not they would otherwise be exercisable at that date, or (b) to surrender such Option or Stock Appreciation Rights or any unexercised portion thereof. Any portion of such Option or Stock Appreciation Rights which shall not have been exercised in accordance with the provisions of the Plan by the end of such 30-day period shall automatically lapse irrevocably and the Optionee or holder shall have no further rights thereunder.

                                   ARTICLE 10

                               Written Agreement

     Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares under the Plan will be evidenced by a written agreement in such form as the Committee may from time to time approve. Such agreement will contain such provisions as the Committee may in its discretion deem advisable, including without limitation additional restrictions or conditions upon the award. The Committee may require any person receiving an award hereunder, as a condition to the grant of such award or any other event, to make such representations and warranties and to execute and deliver such notices of exercise and other documents as the Committee may deem consistent with the Plan or the terms and conditions of the Option agreement. Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Committee may also require such person to execute and deliver documents containing such representations, warranties and agreements as the Committee or counsel to the Company shall deem necessary or advisable to comply with any applicable Federal or State securities laws, and any other applicable law, regulation or rule.

                                   ARTICLE 11

                             Listing; Registration

     If at any time the Board determines, in its discretion, that the listing, registration or qualification of any of the stock subject to any award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with granting awards under the Plan or the issue of stock thereunder, no further awards need be granted, the exercise of outstanding Options and Stock Appreciation Rights and the delivery of any Plan benefit may be deferred, and the Company shall not be obligated to issue or deliver any shares, until such action can be taken or consent or approval can be obtained at the Company's expense, free of any condition unacceptable to the Board.

                                   ARTICLE 12

                               Change in Control

     Notwithstanding any other provision of this Plan, in the event that a "Change in Control Event" occurs, all Options and Stock Appreciation Rights granted hereunder which are held by persons who have been employed by the Company or have provided consulting services to the Company for a period of at least three years prior to the occurrence of such a Change in Control Event shall become fully exercisable immediately and automatically upon the occurrence of such a Change in Control Event. For purposes of this Plan, the term "Change in Control Event" shall mean any of the following events:

          (i) the acquisition by any one person, or more than one person acting as a group, other than any such person or group that beneficially owned (within the meaning of Rule 13d-3) 10% or more of the total voting power of the capital stock of the Company as of the date on which this Plan is approved by the Board, of ownership of stock of the Company possessing 15% or more of the total voting power of the capital stock of the Company;

          (ii) the approval by the stockholders of the Company of (i) any consolidation or merger of the Company, in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series or related transactions) of all or substantially all of the assets of the Company; or

          (iii) a change of 25% (rounded to the next whole percent) in the membership of the Board of Directors within a 12-month period, unless the election, or nomination for election by stockholders, of each new director within such period was approved by the vote of 80% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of such 12-month period.

                                   ARTICLE 13

                               Restricted Shares

     13.1 Grant of Restricted Shares. The Committee may from time to time cause the Company to grant Restricted Shares under the Plan to employees and consultants, subject to such restrictions, conditions and other terms as the Committee may determine.

     13.2 Restrictions. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

     13.3 Restricted Share Certificates. The Company shall issue, in the name of each employee and consultant to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's or consultant's benefit until such time as the Restricted Shares are forfeited to the Company, or the restrictions lapse.

     13.4 Rights of Holders of Restricted Shares. Holders of Restricted Shares shall not have the right to vote such shares or the right to receive any cash dividends with respect to such shares. All distributions, if any, received by an employee or consultant with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 13.

     13.5 Forfeiture. Any Restricted Shares granted to an employee or consultant pursuant to the Plan shall be forfeited if the employee voluntarily terminates employment with the Company or its subsidiaries or resigns or the consultant voluntarily terminates his consultancy arrangement with the Company or its subsidiaries, or if the employee's employment or the consultant's consultancy arrangement is terminated for cause prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Restricted Shares that are forfeited shall be retained in the treasury of the Company and available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be canceled upon forfeiture. If the employee's employment or the consultant's consultancy arrangement terminates for any other reason, Restricted Shares of such person shall be forfeited, unless the Committee, in its sole discretion, shall determine otherwise.

     13.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the employee or consultant or his beneficiary or estate, as the case may be.

                                   ARTICLE 14

                               Performance Shares

     14.1 Award of Performance Shares. For each Performance Period (as defined below), Performance Shares may be granted under the Plan to such employees and consultants of the Company and its subsidiaries as the Committee shall determine in its sole discretion. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an employee or consultant shall be credited to an account (a "Performance Share Account") established and maintained for such person.

     14.2 Performance Period. "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different recipients of Performance Shares. Performance Periods may run consecutively or concurrently.

     14.3 Right to Payment of Performance Shares. With respect to each award of Performance Shares under the Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the recipient to vest in the Performance Shares which have been awarded to him for the Performance Period. If the Performance Objectives established for a recipient for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the recipient. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an employee or consultant shall become partially or fully vested upon the termination of the employee's employment or the consultant's consultancy arrangement for any reason prior to the end of the Performance Period.

     14.4 Payment for Performance Shares. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 14.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the recipient pursuant to Section 14.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the recipient an amount with respect to each vested Performance Share equal to the Fair Market Value of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Fair Market Value of a share of Common Stock on the payment date less (ii) the Fair Market Value of a share of Common Stock on the date of grant of the Performance Share. Payment may be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

     14.5 Voting and Dividend Rights. Except as provided herein, no employee or consultant shall be entitled to any voting rights, to receive any cash dividends, or to have his Performance Share Account credited or increased as a result of any cash dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a cash dividend by the Company on its shares of Common Stock, the Committee, in its sole discretion, may credit a recipient's Performance Share Account with additional Performance Shares having an aggregate Fair Market Value equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his account at the time the cash dividend was declared.

                                   ARTICLE 15

                               Performance Units

     15.1 Award of Performance Units. For each Performance Period (as previously defined), Performance Units may be granted under the Plan to such employees or consultants of the Company and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the recipient pursuant to Section 15.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an employee or consultant shall be credited to an account (a "Performance Unit Account") established and maintained for such person.

     15.2 Right to Payment of Performance Units. With respect to each award of Performance Units under the Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the recipient to vest in the Performance Units which have been awarded to him for the Performance Period. If the Performance Objectives established for an employee or consultant for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the recipient. The Committee may, in its sole discretion, adjust the Performance Objectives or the Initial Value or Ending Value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Committee may also determine, in its sole discretion, that Performance Units awarded to an employee or consultant shall become partially or fully vested upon the termination of the individual's employment or consultancy arrangement or for any other reason.

     15.3 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 15.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the recipient pursuant to Section 15.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the recipient an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to
(i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment may be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

                                   ARTICLE 16

                              Unrestricted Shares

     16.1 Award of Unrestricted Shares. The Committee may cause the Company to grant Unrestricted Shares to employees or consultants at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

     16.2 Delivery of Unrestricted Shares. The Company shall issue, in the name of each person to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the individual, and shall deliver such certificates to the employee or consultant as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                   ARTICLE 17

                                 Miscellaneous

     17.1 Tax Withholding. The Company shall have the right to require employees or consultants or their respective beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to a recipient in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit a recipient to satisfy his tax withholding obligation either by (i) surrendering shares owned by the individual or (ii) having the Company withhold from shares otherwise deliverable to the individual. Shares surrendered or withheld shall be valued at their Fair Market Value as of the date on which income is required to be recognized for income tax purposes.

     17.2 Non-assignability. No award granted hereunder (other than Unrestricted Shares) shall be assignable or transferable by the Optionee or holder except by will or the laws of descent and distribution, in which events the terms of this Plan, including all restrictions and limitations set forth herein, shall continue to apply to the transferee. Each award shall only be exercisable by the recipient during his lifetime.

     17.3 Optionee's Rights as Stockholder. An Optionee shall have no rights as a stockholder of the Company with respect to any shares subject to an Option until the Option has been exercised and the certificate with respect to the shares purchased upon exercise of the Option has been duly issued and registered in the name of the Optionee.

     17.4 Term. No award shall be granted under the Plan more than ten (10) years after the date on which the Board adopts the Plan.

     17.5 Adoption and Ratification. This Plan has been adopted by the Board subject to the ratification by the shareholders of the Company at the Company's 1995 Annual Meeting of Stockholders. This Plan shall terminate unless ratified by the stockholders within one year of adoption by the Board.

     17.6 Termination and Amendment. The Board may at any time terminate or amend the Plan or any award then outstanding as it may deem advisable; provided, however, that no such amendment may be made without stockholder approval if such approval is required by Rule 16b-3 under the Act. No termination or amendment may, without the consent of the employee or consultant to whom an award has been granted, adversely affect the rights of such individual under such award.

     17.7 Governing Law. This Plan and all agreements entered into hereunder shall be governed by and construed under the laws of the State of Delaware.

     17.8 No Right to Employment or Consultancy Arrangement. Nothing in the Plan or in any written agreement entered into pursuant to the Plan, nor the grant of any award, shall confer upon any employee or consultant any right to continue an employment or consultancy arrangement with the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such arrangement at any time.

     17.9 Compliance with Section 16(b). In the case of individuals who are or may be subject to Section 16 of the Act, it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to individuals who are subject to Section 16 of the Act.

                                                                       Exhibit B

                         WILSHIRE OIL COMPANY OF TEXAS
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                   ARTICLE 1

                      Establishment; Purpose; Definitions

     1.1 Establishment and Effective Date. Wilshire Oil Company of Texas, a Delaware corporation (the "Company" or "Wilshire"), hereby establishes a stock option plan to be known as the Wilshire Oil Company of Texas 1995 Non-Employee Director Stock Option Plan (the "Plan"). The Plan shall become effective as of June 29, 1995, upon the approval of the Company's stockholders at the 1995 Annual Meeting of Stockholders.

     1.2 Purpose of the Plan. The purpose of the Plan is to attract qualified personnel to accept positions of responsibility as directors of the Company, to provide incentives for persons to remain on the Board and to induce such persons to maximize the Company's performance during the terms of their options.

     1.3 Definitions. As used in the Plan, unless the context requires otherwise, the following terms shall have the meanings specified hereinafter.

          (a) "Anniversary Date" shall mean (i) with respect to each Outside Director who has served as an Outside Director for at least one year prior to June 29, 1995, June 29, 1995 and the next annual anniversary of such date, provided such person continues to serve on the Board, and (ii) with respect to each Outside Director who has not served as such for at least one year prior to June 29, 1995, the first date on which such person has served as an Outside Director for one year and the next annual anniversary of such date, provided such person continues to serve on the Board.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Change in Control Event" shall have the meaning ascribed to such term in Article 11 of the Plan.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Committee" shall mean the committee of the Board of Directors provided for in Section 3.1 of the Plan.

          (f) "Common Stock" shall mean the Common Stock, par value $1.00 per share, of the Company, or, if another security is substituted for the Common Stock pursuant to the adjustment provisions of Article 7, such other security.

          (g) "Fair Market Value" shall mean the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange, or if the Common Stock is not listed thereon, on another national securities exchange or on the NASDAQ National Market System, whichever is applicable, on the Grant Date or other relevant date, or if such sales prices are not available, the average of the over-the-counter bid and asked prices for a share of the Common Stock on the Grant Date or other relevant date; provided, that if in the opinion of the Committee the trading activity of the Common Stock is deemed not to constitute a representative market price, the Committee shall have the discretion to engage an independent party to determine Fair Market Value for this purpose.

          (h) "Grant Date" shall mean the date on which an Option is granted.

          (i) "Option" shall mean the right to purchase one or more shares of Common Stock granted under Article 5 of the Plan.

          (j) "Optionee" shall mean a person to whom an Option has been granted under the Plan.

          (k) "Outside Director" shall mean any member of the Board who, on any of such person's Anniversary Dates, shall not have been compensated (directly or indirectly) by the Company or any of the Company's subsidiaries as an employee, consultant or advisor during the twelve months preceding such Anniversary Date (other than reimbursement for out-of-pocket expenses or compensation pursuant to the Plan).

          (l) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE 2

                        Stock Options; Shares Available

     2.1 Stock Option Grants. Options shall be granted under the Plan pursuant to Article 5 hereof. All Options granted hereunder shall be non-qualified stock options ("Non-qualified Stock Options").

     2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for grant under the Plan is 150,000, subject to adjustment pursuant to Article 7 hereof. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason, then such shares shall be available for subsequent grant under the Plan.

                                   ARTICLE 3

                                 Administration

     3.1 Committee. The Plan shall be administered by a Committee of the Board designated by the Board and consisting solely of members of the Board who are not Outside Directors. If, at any time, all members of the Board are Outside Directors, then, at such time, the Committee shall consist of all of the members of the Board.

     3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to calculate the purchase price of the Common Stock covered by each Option; (ii) to interpret the Plan; (iii) to promulgate, amend and rescind rules and regulations relating to the Plan, provided that no such rules or regulations shall be inconsistent with any of the terms of the Plan; (iv) to subject any Option to such additional restrictions and conditions (not inconsistent with the Plan) as may be specified when granting the Option; and (v) to make all other determinations in connection with the administration of the Plan.

     3.3 Liability; Indemnification. No member of the Committee shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent such indemnification is permitted by applicable law and to the extent such indemnification is provided in the Company's Certificate of Incorporation and By-laws, as amended from time to time, or under any agreement between any such member and the Company.

                                   ARTICLE 4

                                  Eligibility

     The only persons who shall be eligible to receive Options under the Plan shall be persons who, on their applicable Anniversary Dates, constitute Outside Directors, provided that each such person has served as an Outside Director for at least one year prior to each of such person's Anniversary Dates.

                                   ARTICLE 5

                                 Stock Options

     5.1 Option Grant. At the close of business on each Anniversary Date of each Outside Director during the term of the Plan, provided that each such Outside Director has served as an Outside Director for at least one year prior to each such Anniversary Date, the Company shall grant to each Outside Director an Option to purchase five thousand (5,000) shares of Common Stock (subject to adjustment pursuant to Article 7 hereof), it being understood that no person shall be entitled to receive Options covering more than an aggregate of 10,000 shares of Common Stock (subject to adjustment pursuant to Article 7 hereof) pursuant to the Plan.

     5.2 Option Price. The price at which shares of Common Stock shall be purchased under an Option shall be 100% of the Fair Market Value of such shares on the Grant Date.

     5.3 Expiration Date. Each Option shall cease to be exercisable ten years after the date on which it is granted.

     5.4 Exercise of Options. Except as provided by Articles 6, 8 and 11, (i) each Option shall be exercisable in annual installments, (ii) no Option shall be exercisable for one year after the Grant Date and (iii) thereafter, 20% of such Option shall first become exercisable on each of the first, second, third, fourth and fifth annual anniversary dates of the Grant Date. An Option may be exercised at any time and from time to time as to all or any part of the shares covered thereby at any time on or after the fifth annual anniversary of the Grant Date, and thereafter until the term of such Option expires or otherwise ends.

     5.5 Method of Exercise. To the extent permitted by Section 5.4 above, Optionees may exercise their Options from time to time by giving written notice to the Company. The date of exercise shall be the date on which the Company receives an exercise notice. Such notice shall state the number of shares to be purchased and the desired closing date, which date shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the closing, the Company shall deliver to the Optionee (or other person entitled to exercise the Option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares against either (1) payment in full of the Option price for the number of shares to be delivered, by bank cashier's check, or (2) tender of a number of shares of Common Stock to the Company having a Fair Market Value equal to the Option price times the number of shares being purchased or
(3) a combination of (1) and (2).

                                   ARTICLE 6

                                  Termination

     In the event that an Optionee ceases to serve on the Board for any reason other than cause, death, disability or resignation, all such individual's Options shall terminate three months after the date upon which such service terminates, but in any event, no later than the date upon which the Options expire. If the individual shall voluntarily resign from the Board, or if the Company shall remove the Optionee from the Board by means of a resolution which states that the Optionee is being removed for cause, all such individual's Options shall terminate upon the date on which such Board service shall cease. If the Optionee shall die or become disabled while serving on the Board, all such individual's Options shall (except as otherwise determined by the Committee) terminate one year after the date of death or disability, but in any event, not later than the date upon which the respective Options shall expire. During such period, the Options may be exercised by the Optionee or his personal representatives, next of kin, executors or legatees, as the case may be. No exercise permitted by this Article 6 shall entitle an Optionee or his personal representatives, next of kin, executors or legatees to exercise any portion of any Option beyond the extent to which such Option is exercisable pursuant to the provisions of this Plan on the date such individual's service on the Board terminates.

                                   ARTICLE 7

                          Changes in Capital Structure

     In the event that there is a change in the capitalization of the Company, such as by reason of a stock dividend, recapitalization, extraordinary dividend of cash or property, stock split-up, combination of shares, or other event which the Committee determines is dilutive, then appropriate adjustments shall be made by the Committee to the number and kind of shares reserved for issuance under the Plan. In addition, the Committee shall make appropriate adjustments to the number and kind of shares subject to outstanding Options and the purchase price per share thereunder shall be appropriately adjusted consistent with such change. In no event shall fractional shares be issued or issuable pursuant to any adjustment made under this Article 7. The determination of the Committee as to any adjustment shall be final and conclusive.

                                   ARTICLE 8

                               Mandatory Exercise

     Notwithstanding anything to the contrary set forth in this Plan, in the event that the Company should adopt a plan of reorganization pursuant to which it shall merge into, consolidate with, or sell its assets to, any other corporation or entity or if the Company should adopt a plan of complete liquidation, the Company may give an Optionee written notice thereof requiring such Optionee or holder either (a) to exercise the Option within thirty days after receipt of such notice including all installments whether or not they would otherwise be exercisable at that date, or (b) to surrender such Option or any unexercised portion thereof. Any portion of such Option which shall not have been exercised in accordance with the provisions of the Plan by the end of such 30-day period shall automatically lapse irrevocably and the Optionee shall have no further rights thereunder.

                                   ARTICLE 9

                               Written Agreement

     Each award of Options under the Plan will be evidenced by a written agreement setting forth the terms of such Options.

                                   ARTICLE 10

                             Listing; Registration

     If, at any time, the listing, registration or qualification of any of the stock subject to Options under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, becomes necessary as a condition of or in connection with granting Options under the Plan or the purchase or issue of stock thereunder, the exercise of outstanding Options may be deferred, and the Company shall not be obligated to issue or deliver any shares, until such action can be taken or consent or approval can be obtained at the Company's expense.

                                   ARTICLE 11

                               Change in Control

     Notwithstanding any other provision of this Plan, in the event that a "Change in Control Event" occurs, all Options granted hereunder to an Outside Director who has served on the Board for at least three years prior to the occurrence of such Change in Control Event shall become fully exercisable immediately and automatically upon the occurrence of such a Change in Control Event. For purposes of this Plan, the term "Change in Control Event" shall mean any of the following events:

          (i) the acquisition by any one person, or more than one person acting as a group, other than any such person or group that beneficially owned (within the meaning of Rule 13d-3) 10% or more of the total voting power of the capital stock of the Company as of the date on which this Plan is approved by the Board, of ownership of stock of the Company possessing 15% or more of the total voting power of the capital stock of the Company;

          (ii) the approval by the stockholders of the Company of (i) any consolidation or merger of the Company, in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series or related transactions) of all or substantially all of the assets of the Company; or

          (iii) a change of 25% (rounded to the next whole percent) in the membership of the Board of Directors within a 12-month period, unless the election, or nomination for election by stockholders, of each new director within such period was approved by the vote of 80% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of such 12-month period.

                                   ARTICLE 12

                                 Miscellaneous

     12.1 Tax Withholding. The Company shall have the right to require Optionees or their respective beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy Federal, state and local withholding tax requirements.

     12.2 Non-assignability. No Option shall be assignable or transferable by the Optionee except by will or the laws of descent and distribution, in which events the terms of this Plan, including all restrictions and limitations set forth herein, shall continue to apply to the transferee. Each Option shall only be exercisable by the recipient during his lifetime.

     12.3 Optionee's Rights as Stockholder. An Optionee shall have no rights as a stockholder of the Company with respect to any shares subject to an Option until the Option has been exercised and the certificate with respect to the shares purchased upon exercise of the Option has been duly issued and registered in the name of the Optionee.

     12.4 Term. No Option shall be granted under the Plan more than ten (10) years after the date on which the Board adopts the Plan.

     12.5 Adoption and Ratification. This Plan has been adopted by the Board subject to the ratification by the shareholders of the Company at the Company's 1995 Annual Meeting of Stockholders. This Plan shall terminate unless ratified by the stockholders within one year of adoption by the Board.

     12.6 Termination and Amendment. The Board may at any time terminate or amend the Plan or any Option then outstanding as it may deem advisable; provided, however, that no such amendment may be made without stockholder approval if such approval is required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act"). No termination or amendment may, without the consent of the Optionee to whom an Option has been granted, adversely affect the rights of such individual under such Option. In no event may the provisions of this Plan relating to the amount of shares covered by Options, the exercise price of Options or the timing of Option grants or exercises be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder, unless permitted by Rule 16b-3.

     12.7 Governing Law. This Plan and all agreements entered into hereunder shall be governed by and construed under the laws of the State of Delaware.

     12.8 No Right to Board Service. Nothing in the Plan or in any written agreement entered into pursuant to the Plan, nor the grant of any Option, shall confer upon any Outside Director any right to continue as a member of the Board or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement.

     12.9 Compliance with Section 16(b). It is the intent of the Company that the Plan and any Option granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that Options will be entitled to the benefits of Rule 16b-3. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to individuals who are or may be subject to Section 16 of the Act.

                     DIRECTIONS TO RAMADA PLAZA-SUITE HOTEL
             350 ROUTE 3 WEST, MILL CREEK DRIVE, SECAUCUS, NJ 07094
                                 (201) 863-8700

 o FROM THE NORTH
   Take NJ Turnpike South to Exit 17. Pay toll and follow sign for Route 3-- Secaucus. Take this service road straight through first light (this is Harmon Meadow Blvd). Follow road to the end and make a left onto Mill Creek Drive. Proceed to next stop sign and make left onto Lighting Way. Hotel is on the right.

 o FROM THE SOUTH
   (ALSO FROM NEWARK INTERNATIONAL AIRPORT)
   Take NJ Turnpike North. Stay on the Eastern spur to Exit 16E. Pay toll and follow sign for Route 3--Secaucus. Take this service road straight through first light (this is Harmon Meadow Blvd). Follow road to the end and make a left onto Mill Creek Drive. Proceed to next stop sign and make left onto Lighting Way. Hotel is on the right.

 o FROM THE EAST
   (ALSO FROM LINCOLN TUNNEL)
   Take Route 495 to Route 3 West. Take Secaucus service road to Island Blvd. Turn Right. Make first left onto Lighting Way. Hotel is on left.

 o FROM THE WEST
   Take Route 3 East, follow signs to Secaucus--NJ Turnpike. Follow service road to Harmon Meadow Blvd. Exit. Follow Harmon Meadow Blvd. to end and make a left onto Mill Creek Drive. Proceed to next stop sign and make left onto Lighting Way. Hotel is on the right.

 o FROM GARDEN STATE PARKWAY
   NORTH-153A                                                         SOUTH 153
   Take Route 3 East, follow signs to Secaucus--NJ Turnpike. Follow service road to Harmon Meadow Blvd. Exit. Follow Harmon Meadow Blvd. to end and make a left onto Mill Creek Drive. Proceed to next stop sign and make a left onto Lighting Way. Hotel is on the right.



* Remember, this year lunch will be served prior to the meeting, at 12:45 P.M.

                         WILSHIRE OIL COMPANY OF TEXAS
                              PROXY--COMMON STOCK
                   The Board of Directors Solicits This Proxy

     The undersigned hereby appoints Dr. William J. Schwartz and S. Wilzig Izak, and each of them, proxies with full power of substitution to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of WILSHIRE OIL COMPANY OF TEXAS to be held on June 29, 1995 or at any adjournments thereof, on the following as specified and on such other matters as may properly come before the meeting, hereby revoking any proxy previously given.

   A VOTE FOR IS RECOMMENDED BY THE DIRECTORS ON THE FOLLOWING:
1. Nominees for Class III director: Dr. Ira F. Braun and Ernest Wachtel
   [ ] FOR ALL NOMINEES LISTED   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES LISTED

- --------------------------------------------------------------------------------

   (To withhold your vote for any individual nominee(s) print the nominee's name(s) on the line above.
2. [ ] FOR  [ ] AGAINST  [ ] ABSTAIN  Confirmation of Arthur Andersen LLP as
                                      independent public accountants.
3. [ ] FOR  [ ] AGAINST  [ ] ABSTAIN  1995 Stock Option and Incentive Plan.
4. [ ] FOR  [ ] AGAINST  [ ] ABSTAIN  1995 Non-Employee Director Stock Option
                                      Plan.
   Upon all such other matters as may properly come before the meeting and/or any adjournments thereof, as the proxies in their discretion may determine. The Board of Directors is not aware of any such matter.
   Unless you specify otherwise, this proxy will be voted FOR the above
   Proposals.

- --------------------------------------------------------------------------------
      IMPORTANT: PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
               IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.
- --------------------------------------------------------------------------------
                          (Continued on reverse side.)



                         (Continued from reverse side.)
The signer acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 1994.

                                    Dated:                               , 1995
                                          ------------------------------


                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature if held jointly

                                    Please sign exactly as name appears
                                    hereon. When shares are held by joint
                                    tenants, both should sign. When signing
                                    as attorney, as executor, administrator,
                                    trustee or guardian, please give full title
                                    as such. If a corporation, please sign in
                                    full corporate name by President or
                                    authorized officer. If a partnership, please
                                    sign in partnership name by authorized
                                    person.
- --------------------------------------------------------------------------------

   IMPORTANT: PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.